UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 21, 2018

UGI Utilities, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-1398	23-1174060
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2525 N. 12th Street, Suite 360, Reading, Pennsylvania	19612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 610 796-3400

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 21, 2018, UGI Utilities, Inc. (the “Company”) entered into an Increasing Lender Commitment and Acceptance (the “Commitment and Acceptance”) under its unsecured, revolving Credit Agreement (the “Credit Agreement”), dated as of March 27, 2015, among the Company, as borrower, PNC Bank, National Association, as administrative agent, Citizens Bank of Pennsylvania, as syndication agent, PNC Capital Markets LLC and Citizens Bank, N.A., as joint lead arrangers and joint bookrunners, and PNC Bank, National Association, Citizens Bank of Pennsylvania, Citibank, N.A., Credit Suisse AG, Cayman Islands Branch, JPMorgan Chase Bank, N.A., Wells Fargo Bank, National Association, The Bank of New York Mellon, Bank of America, N.A., and the other financial institutions from time to time parties thereto (collectively, the “Lenders”). The Commitment and Acceptance increases the amount of loan commitments under the Credit Agreement to $450 million from $300 million. All other terms of the Credit Agreement, as described in the Current Report on Form 8-K dated March 27, 2015, remain unchanged.

A copy of the Commitment and Acceptance is attached as Exhibit 10.1 and is incorporated herein by reference. The above summary of the terms of the Commitment and Acceptance is qualified in its entirety by reference to the Commitment and Acceptance.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 regarding the Company’s borrowing under the Credit Agreement is hereby incorporated into Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Increasing Lender Commitment and Acceptance, dated as of September 21, 2018, among UGI Utilities, Inc., as borrower, PNC Bank, National Association, as administrative agent, and each of the entities listed under the caption “Increasing Lenders” on the signature pages thereto.

Exhibit Index

Exhibit No.	Description

10.1	Increasing Lender Commitment and Acceptance, dated as of September 21, 2018, among UGI Utilities, Inc., as borrower, PNC Bank, National Association, as administrative agent, and each of the entities listed under the caption “Increasing Lenders” on the signature pages thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UGI Utilities, Inc.

September 27, 2018	By:	/s/ Monica M. Gaudiosi

Name: Monica M. Gaudiosi
Title: Vice President and General Counsel, Secretary